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                                                                   Exhibit 10.11

                        CITYPLEX TOWERS LEASE AGREEMENT

     THIS LEASE AGREEMENT (the "Lease") is made and entered into on this the 4th day of January, 2000 between Oral Roberts University, an Oklahoma Corporation ("Landlord") and Digimarc Corporation ("Tenant").

                             W I T N E S S E T H:
                             --------------------

     1.   Definitions.
          ------------

          (a) "Project" shall mean the real property described in Exhibit "A" attached hereto and made a part hereof and the improvements constructed thereon.

          (b) "Building" shall mean the CityPlex Towers Building, located on the real property described in Exhibit "A" attached hereto and made a part hereof which has a street address of 2448 E. 81st Street, Suite 4300, Tulsa, Oklahoma 74137.

          (c) "Premises" shall mean the suite of offices outlined on the floor plan attached to this Lease as Exhibit "B" attached hereto and made a part hereof. Landlord warrants that the Premises contain 11,750 square feet of "Net Rentable Area" (as hereafter defined). The Premises are located in the Building.

          (d)  "Base Rental" shall mean the sum of $(See Addendum) per annum as
                                                    --------------
adjusted under Paragraph 29 hereof. The Base Rental due for the first month of the Lease Term (as hereafter defined) has been deposited with Landlord by Tenant contemporaneously with the execution hereof.

          (e) "Commencement Date" shall mean January 15, 2000, except as such date may be delayed pursuant to the provisions of Paragraph 3(c) hereof.

          (f) "Lease Term" shall mean the term commencing on the Commencement Date and continuing until forty-eight (48) months after the first day of the first full month following the Commencement Date.

          (g)  "Security Deposit" shall mean the sum of $11,260.42.

          (h) "Building Common Areas" shall mean those areas devoted to lobbies and entryways.

          (i) "Common Areas" shall mean the Building Common Areas and corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other similar facilities provided for the common use or benefit of tenants generally and/or the public.

          (j) "Single Floor Common Areas" shall mean that part of the Common Areas located on a designated floor.

          (k) "Service Areas" shall mean those areas within the outside walls of the Building used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (but shall not include any such areas for the exclusive use of a particular Tenant).

          (l) "Net Rentable Area" of one floor of the Building shall mean the gross area within the inside surface of the outer glass or other material comprising the exterior walls of the Building excluding the Common Areas and Service Areas.

          (m) "Net Rentable Area of the Building" shall mean the total of the Net Rentable Area of all floors of the Building.

          (n) "Net Rentable Area of the Premises" shall mean the gross area within the inside surface of the outer glass or other material comprising the exterior walls of the Premises to the mid-point of any walls separating portions of the Premises from those of adjacent tenants and to the Common Areas or Service Areas side of walls separating the Premises from Common Areas and Service Areas, subject to the following:

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               (1)  Net Rentable Area of the Premises shall not include any
     Service Areas and shall not include Exterior Common Areas.

               (2) Net Rentable Area of the Premises shall include a pro rata part of the Building Common Areas plus a pro rata part of the Single Floor Common Areas on the floor on which the Premises are located, such prorations based upon an allocation to each floor of the Building of Building Common Areas (based upon the Net Rentable Area of each floor and the Net Rentable Area of the Building, exclusive of Building Common Areas) and upon the ratio of the Net Rentable Area of the Premises to the total Net Rentable Area of such floor.

               (3) Net Rentable Area of the Premises shall include any columns and/or projection(s), which protrude into the Premises and/or the Common Areas.

          (o)  "Basic Costs" intentionally omitted.

          (p) "Exterior Common Areas" shall mean those areas of the Project which are not located within the Building and which are provided and maintained for the common use and benefit of Landlord and Tenants of the Building generally and the employees, invitees and licensees of Landlord and such Tenants; including without limitation all parking areas, enclosed or otherwise, all streets, sidewalks and landscaped areas located within the Project.

          (q) "Tenant Improvements", when used herein, shall mean those improvements to the Premises which Landlord has agreed to provide pursuant to the plans and specifications ("Plans") attached (or to be attached) hereto as Exhibit "C" and made a part hereof. In the event the Plans are not attached to this Lease as of the date of execution hereof, this Lease shall terminate, at Landlord's option, on the day next following the 14th day from the date hereof unless Landlord and Tenant initial and attach the Plans to this Lease on or before such date. Landlord's approval of and initialing of any plans and specifications shall be at Landlord's sole discretion. All Tenant Improvements shall be made and constructed only by Landlord using Landlord's regular contractors or Landlord's designee. Except to the extent otherwise agreed (and described on an addendum to the Plans), the making and constructing of the Tenant Improvements shall be at Tenant's expense. "Building Standard" shall mean the type, brand and/or quality of materials Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building.

     2.   Lease Grant. Subject to and upon the terms herein set forth, Landlord
          -----------
leases to Tenant and Tenant leases from Landlord the Premises.

     3.   Lease Term.
          -----------

          (a) This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later day under any other term or provision hereof.

          (b) If by the date specified in Paragraph l(e) the Tenant Improvements have not been substantially completed pursuant to the Plans due to omission, delay or default by Tenant or anyone acting under or for Tenant, Landlord shall have no liability as a result of such noncompletion and the obligations of this Lease (including without limitation, the obligation to pay rent) shall nonetheless commence as of the Commencement Date.

          (c) If, however, the Tenant Improvements are not substantially completed as of the Commencement date, but not more than fifteen (15) days after the Commencement Date due to any reason other than an omission, delay or default by Tenant or someone acting under or for Tenant, then, as Tenant's sole remedy for the delay in Tenant's occupancy of the Premises, the Commencement Date shall be delayed and the rent herein provided shall not commence until the earlier to occur of actual occupancy by Tenant or completion of the Tenant Improvements. If, however, the Tenant Improvements are not substantially completed within fifteen (15) days after the Commencement Date due to any reason other than an omission, delay or default by tenant or someone acting under or for Tenant, then, as Tenant's sole remedy for the delay in Tenant's occupancy of the Premises, the commencement Date shall be delayed and the rent herein provided shall not commence until after Tenant has occupied the Premises for a number of days equal to the Delay Period. The "Delay Period" means the number of days from and

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including the Commencement Date to the earlier of the date the Tenant occupies the Premises or the day after the Tenant Improvements are complete. The Tenant Improvements will not be considered to be complete until the later of the date the Tenant Improvements are actually completed or ten (10) business days after a ten (10) day written notice is given to Tenant by Landlord of the date on which the Tenant Improvements will be completed. If Tenant is given such ten (10) day notice and the Tenant Improvements are not completed on or before the date provided in the notice, then an additional ten (10) days shall be added to the Delay Period after it is calculated as otherwise set forth in this paragraph.

     4.   Use.  The Premises shall be used for office purposes and for no other
          ---
purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal including the sale, directly or indirectly, of pornographic material, or the sale of any other product or service which, in Landlord's judgement, creates a nuisance or which would increase the cost of insurance coverage with respect to the Project or the Building.

     5.   Base Rental.
          -----------

          (a) Tenant agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever, the Base Rental and all such other sums of money as shall become due hereunder as additional rent, all of which are sometimes herein collectively called "rent", for the nonpayment of which Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rental. The annual Base Rental for each calendar year or portion thereof during the Lease Term, together with any estimated adjustments thereto pursuant to Paragraphs 20, 21, and 29 hereof, shall be due and payable in advance in equal monthly installments on the first day of each calendar month during the Lease Term and any extensions or renewals thereof, and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord's address provided herein (or such other address in Tulsa County as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the Lease Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month.

     (b) In the event any installment of rent is not paid within five (5) days of receipt of written notice, Tenant shall pay a late charge of $25.00 per day for each day of delinquency.

     6.   Basic Cost Increase Adjustment.   Intentionally omitted.
          ------------------------------

     7.   Services to be Furnished by Landlord.   Landlord agrees to furnish
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Tenant the following services:

          (a) Hot and cold water at those points of supply provided for general use of tenants in the Building on the floor(s) on which the Premises are located and central heat and air conditioning in the Premises in season, at such temperatures and in such amounts as are reasonably considered by Landlord to be standard or as required by governmental authority. Landlord shall provide heating, air-conditioning and electricity twenty-four (24) hours per day, seven
(7) days per week.

          (b) Routine maintenance and electric lighting service for all Exterior Common Areas, Building Common Areas, Single Floor Common Areas on the floor on which the Premises are located, and Service Areas in the manner and to the extent reasonably deemed by Landlord to be standard for comparable office buildings in the Tulsa, Oklahoma area.

          (c) Janitor service in the Premises, Monday through Friday, excluding New Year's Day, Memorial Day, Independence Day, Thanksgiving, and Christmas; provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as additional rent upon presentation of a statement therefore by Landlord. Tenant shall cooperate with Landlord's employees in the furnishing by Landlord of janitorial services. Janitorial services performed by Landlord shall be performed in such a manner as to not interfere unreasonably with Tenant's use of the Premises. Such janitorial service shall be performed at time other than during Normal Business Hours, as that term is defined in Paragraph 7(a).

          (d) Subject to the provisions of Paragraph 13, facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises.

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          (e)  All Building Standard fluorescent bulb replacement in the
Premises and fluorescent and incandescent bulb replacement in the Building Common Areas, Single Floor Common Areas on the floor on which the Premises are located, and Service Areas.

          (f) Landlord shall provide security in the form of limited access to the Building during other than Normal Business Hours. Such security shall include the provision to Tenant of individual elevator access codes for access to the Premises at times other than Normal Business Hours. Tenant shall provide Landlord with a list of persons who have been given such access codes periodically. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises and Landlord shall not be required to insure against any such losses. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all reasonable regulations promulgated by Landlord with respect thereto.

     The failure by Landlord to any extent to furnish these services or the interruption or termination of these defined services in whole or in part, resulting from causes beyond the reasonable control of Landlord shall neither render Landlord liable in any respect nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof so long as Landlord takes reasonable steps to return such machinery or equipment to full working order. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom. However, to the extent Tenant is unable to use the Premises as contemplated herein as a result of such failure, rent shall be abated during the period of such inability.

     8.   Tenant Improvements.  Except for those of the Tenant Improvements to
          -------------------
be at Landlord's cost, all installations of fixtures or similar improvements now or hereafter placed on the Premises shall be for Tenant's account and at Tenant's cost (and Tenant shall pay any applicable ad valorem taxes and/or any increased insurance thereon or attributable thereto). All such installations and improvements must be approved in writing by Landlord in advance of installation or construction.

     9.   Maintenance and Repair by Landlord.  Except for repairs or
          ----------------------------------
replacements which Tenant is expressly required to make under this Lease, Landlord shall pay for and make all other repairs and replacements to the Premises, the Building, and the Project, including, without limitation, all Exterior Common Areas, building Common Areas, Single Floor Common Areas, and Service Areas. Landlord shall make the repairs and replacements to maintain the building in a condition comparable to other comparable office buildings in the Tulsa, Oklahoma area. This maintenance shall include the roof, foundation, exterior walls, interior structural walls, all structural components, and all systems such as mechanical, electrical, HVAC, and plumbing.

     10.  Graphics.  Tenant shall not erect or install any sign or other type
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display whatsoever, either upon the exterior of the Building, upon or in any window, or in any lobby, without the prior express written consent of Landlord. The color and fabric of the lining of all drapes or, if unlined, the draperies themselves which Tenant desires to place on exterior windows or openings of the Building must be approved by Landlord prior to their installation so that a uniform color appearance may be preserved from the exterior of the Building. Landlord agrees to furnish a directory of the names and locations of its tenants and to install and maintain the same at a convenient location in the lobby of the Building. The initial listing of the name and room number of the Tenant shall be furnished without charge. The listings of additional names or room numbers and changes or revisions of listings shall be made by Landlord at the cost of Tenant.

     11.  Care of the Premises by Tenant. Tenant agrees not to commit or allow
          ------------------------------
any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in as good condition as at the date of the commencement of the term of this Lease, excepting ordinary wear and tear; installations, alterations, and improvements as permitted by this Lease unless consent was reasonably and expressly conditioned upon their removal; and damage arising from any cause not required to be repaired or replaced by Tenant.

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     12.  Repairs and Alterations by Tenant.  Tenant covenants and agrees with
          ---------------------------------
Landlord that all repairs and replacements to the Building or Project occasioned by damage done to the Building or Project or any part thereof caused by Tenant or Tenant's agents, employees, invitees, or visitors shall be made by Landlord or Landlord's designee at the Tenant's sole cost and expense. Such repairs shall restore the Building or Project to as good a condition as it was in prior to such damage and shall be effected in compliance with all applicable laws. Tenant shall pay the Landlord's cost of such repairs and alterations to the Landlord in advance as additional rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises, install any vending machines on the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the prior written consent of Landlord in each such instance, which consent shall not be unreasonably withheld, conditioned or delayed. Any and all alterations to the Premises shall be made by Landlord or Landlord's designee and shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant). Subject to paragraph 11, Landlord may, nonetheless, require Tenant to remove any and all fixtures, equipment and other improvements installed by Tenant on the Premises which removal, if required, shall be performed by Landlord or Landlord's designee and, in such event Tenant shall pay to Landlord on demand Landlord's cost of restoring the Premises to Building Standard.

     13.  Use of Electrical Services by Tenant.  Tenant's use of electrical
          ------------------------------------
services furnished by Landlord shall be subject to the following:

          (a) Tenant's electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase, except for the computer equipment provided for in Tenant's designated computer room(s) and lab in the Premises. Collectively, Tenant's equipment shall not have an electrical design load greater than an average of 2 watts per square foot of Net Rentable Area of the Premises.

          (b) Tenant's lighting shall not have a design load greater than an average of 2 watts per square foot of Net Rentable Area of the Premises.

          (c) If Tenant's consumption of electrical services exceeds either the rated capacities and/or design loads as per Paragraphs 13(a) and 13(b), or generates heat in excess of that Landlord's air conditioning system is designed to handle, then Tenant shall remove such equipment and/or lighting to achieve compliance within ten (10) days after receiving notice from landlord or, upon receiving Landlord's prior written approval, such equipment and/or lighting may remain in the Premises, subject to the following:

               (i) Tenant shall pay for all costs of installation and maintenance of submeters, wiring, additional air conditioning systems and other items required by Landlord, in Landlord's reasonable discretion, to accommodate Tenant's excess design loads and capacities or heat generation.

               (ii) Tenant shall reimburse to Landlord, upon demand, the cost of the excess demand and consumption of electrical service at rates charged to Landlord (which rates shall be in accordance with any applicable laws) as well as all costs of operating additional air conditioning systems reasonably deemed necessary by Landlord on account of Tenant's excess consumption and/or heat generation.

               (iii) Tenant shall have the right, upon giving thirty (30) days' prior written notice to Landlord, to contract directly with public utility companies at Tenant's cost for the supplying of such extraordinary utility service and/or air conditioning service to the Premises. Landlord shall reasonably cooperate with Tenant in permitting such direct acquisition and provision of service.

     14.  Parking.  During the term of this Lease, Tenant shall have the non-
          -------
exclusive use in common with Landlord, other tenants of the Building, their guests and invitees, of the nonreserved common automobile parking areas, driveways, and footways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord; provided, Landlord represents that such areas shall provide not less than 45 parking spaces for the use, of Tenant. Landlord reserves the right to designate parking areas within the Project or in reasonable proximity thereto, for Tenant and Tenant's agents and employees. Tenant shall provide Landlord with a list of all license numbers for the cars owned by Tenant, its agents and employees which will be regularly parked in the Building's parking areas. In the event that Tenant, its agents and

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employees, park on portions of the Common Area other than those assigned to
Tenant, Landlord reserves the right to charge Tenant as additional rental hereunder Twenty-five Dollars ($25.00) for each such occurrence.

     15.  Laws and Regulations. Tenant agrees to comply with all applicable
          --------------------
laws, ordinances, rules and regulations of any governmental entity or agency having jurisdiction of the Premises.

     16.  Building Rules.  Tenant will comply with the rules of the Building
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and the Project adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so; all changes to such rules will be sent by Landlord to Tenant in writing. The initial rules for the Project are attached hereto as Exhibit "D" and made a part hereof.

     17.  Entry by Landlord.  Tenant agrees to permit Landlord or its agents or
          -----------------
representatives to enter into and upon all or any part of the Premises or to the Building at all reasonable hours on 24-hours notice (and in emergencies at all times) to inspect the same, to show the Premises to prospective purchasers, mortgagees, tenants or insurers, or to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof; provided however Landlord shall not interfere with or hinder the normal prosecution of Tenant's business during any such entry.

     18.  Assignment and Subletting.
          -------------------------

          (a) Tenant shall not assign, sublease, transfer, sell or encumber this Lease or any interest therein without Landlords prior written consent which shall not be unreasonably withheld, conditioned or delayed. Any attempted assignment, sublease, transfer, sale or encumbrance by Tenant in violation of the term and covenants of this paragraph shall be void. However, Tenant shall have the right to assign this Lease, without any requirement of consent by Landlord, to any entity into which Tenant is merged or any entity that is a parent or subsidiary of Tenant, whether such status is presently existing or results from a merger or otherwise. Tenant shall also have the right to assign this Lease, upon obtaining Landlord's consent (which consent shall not be unreasonably withheld, conditioned or delayed) and in addition the consent of Landlord's mortgagee, to any entity which is the same or similar line of business as that of Tenant so long as such assignee is in a similar or better financial condition to the condition of Tenant on the Commencement Date, provided, that no assignment, approved or otherwise, shall relieve Tenant from liability hereunder.

          (b) All cash or other proceeds of any assignment, sublease, transfer, or sale of Tenant's interest in this Lease, whether consented to by Landlord or not, shall be paid to Landlord. However, the amount in the foregoing sentence shall not exceed the amount which is directly attributable to the assignment, sublease, transfer, or sale of such interest and is expressly provided as being so attributable in such assignment, sublease, transfer, or sale. Landlord may agree to waive the foregoing in writing. Tenant hereby assigns to Landlord all rights it might have or ever acquire in any such proceeds. This convenant and assignment shall run with the land and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee, sublessee, transferee, or purchaser of Tenant's interest in this Lease (all such assignees, sublessees, transferees, and purchasers being hereinafter referred to as "Successors"), by assuming Tenant's obligations hereunder, shall assume liability to Landlord for all amounts paid to persons other than Landlord by such Successor.

     19.  Mechanic's Liens. Tenant will not permit any mechanic's or
          ----------------
materialman's lien or liens to be placed upon the Premises, the Building, or the Project and nothing in this Lease shall be deemed or construed in anyway as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, the Building, or the Project, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's, materialman's, or other liens against the Premises. In the event any such lien is attached to the Premises, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord on demand as additional rent.

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     20.  Insurance.
          ---------

          (a) Landlord shall maintain fire and extended coverage insurance on the Building and the Premises in such amounts, as the Building's mortgagees shall require payable solely to Landlord or the mortgagees of the Building, as their interests shall appear. Landlord shall, at Tenant's request from time to time, provide Tenant with current certificates of insurance evidencing Landlord's compliance with this Paragraph 20(a) and Paragraph 20(b). Tenant shall maintain at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and in such additional amounts as are required to meet Tenant's obligations pursuant to Paragraph 24 hereof. Tenants insurance pursuant to the provisions of Paragraphs 20(a) and 20(b) hereof shall provide that such insurance may not be cancelled or expire without at least thirty (30) days' prior written notice to Landlord from the insurer. Tenant shall, at Landlord's request from time to time, provide Landlord with current certificates of insurance evidencing Tenant's compliance with this Paragraph 20(a) and Paragraph 20(b).

          (b) Tenant and Landlord shall, each at its own expense, maintain a policy or policies of comprehensive general liability insurance with respect to the respective activities of each in the Building with the premiums thereon fully paid on or before due date, issued by and binding upon an insurance company reasonably approved by Landlord, such insurance to afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof and shall name Landord and Tower Realty Group, Inc. as additional insureds. Landlord shall not be required to maintain insurance against thefts within the Premises, the Building or the Project generally.

     21.  Property Taxes.  Landlord agrees (subject to the provisions of
          --------------
Paragraph 6 hereof) to pay all ad valorem taxes levied against the Project, but Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable under this Paragraph are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is liable hereunder.

     22.  Indemnity.  Landlord and its officers, agents, managers, and employees
          ---------
shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of Tenant, its agents, servants, or employees, invitees, licensees or any other person entering the Project under the invitation of Tenant or arising out of the use of the Premises by Tenant and the conduct of its business or out of a default by Tenant in the performance of its obligations hereunder. Tenant hereby indemnifies and holds Landlord and its officers, agents, managers, and employees harmless from all liability and claims for any such damage or injury.

     23.  Waiver of Subrogation Rights.  Anything in this Lease to the contrary
          ----------------------------
notwithstanding, Landlord and Tenant each hereby waives, and shall cause their respective insurance carriers to waive, any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, managers, or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Building or the Project, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are required to be insured against under the terms of the insurance policies referred to in Paragraph 20 hereof or which are actually insured against under valid insurance policies otherwise carried by the parties, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, managers, or employees.

     24.  Casualty Damage. If the Premises or any part thereof shall be damaged
          ---------------
by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged to the extent of forty percent (40%) or more (whether or not the Premises shall have been damaged by such casualty) or in the event any mortgagee of the Building should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building (provided Landlord maintains insurance as required by Paragraph
20), Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage. Such notice must specify the termination date, which shall

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be at lease thirty (30) days but not more than sixty (60) days after the date such notice is given, in case the building shall be so damaged to the extent of forty percent (40%) or more (whether or not the Premises shall have been damaged by such casualty), Tenant may, at its option, terminate this Lease by notifying Landlord in writing of such termination within thirty (30) days after the date of such damage. Such notice must specify the termination date, which shall be at lease thirty (30) days but not more than sixty (60) days after the date such notice is given. If Landlord and Tenant do not thus elect to terminate this Lease, Landlord shall commence and proceed promptly and diligently to restore the Building to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord's obligation to restore shall not exceed the scope of the work required to be done by Landlord at Landlord's expense in originally constructing the Building and installing the Tenant Improvements, nor shall Landlord be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the casualty. When the portions of the Premises originally furnished at Landlord's expense have been restored by Landlord, Tenant may, at Tenant's expense, complete the restoration of the Premises, including the reconstruction of all improvements in excess of those Tenant Improvements originally installed at Landlord's expense, and the restoration of Tenant's furniture and equipment. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building or the Project be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building or the Project caused thereby to the extent such cost and expense is not covered by insurance proceeds.

     If the Premises, any part of the building providing essential services to the Premise, and/or access to the Premises (the "Relevant space") are damaged in part or whole by fire or other casualty and this Lease is not terminated by Landlord or Tenant as permitted herein and such damage can be substantially repaired and restored within one hundred eighty (180) days from the date of such casualty, Landlord shall, at its expense, proceed promptly and diligently to repair and restore the Premises as provided for above in this Paragraph 24. This repair and restoration shall be made within such one hundred and eighty (180) day period unless delay is due to causes beyond Landlord's control. If the Relevant Space cannot be substantially repaired and restored within such one hundred eighty (180) day period, Landlord or tenant may, prior to commencement of such repair and restoration but within ten (10) days after reasonably determining that the repairs and restoration cannot be made within such one hundred eighty (180) day time period, terminate this Lease by giving written notice to the other. Nevertheless, if the Relevant space is not repaired and restored within such one hundred eighty (180) day time period, tenant may (i) terminate this Lease at any time after the one hundred Eightieth (180) day and before the two hundred tenth (210/th/) day following the date of casualty, or
(ii) exercise any and all rights necessary to cause Landlord to complete such repair and restoration, including, without limitation, collection of damages.

     25.  Condemnation. If the whole or substantially the whole of the Building
          ------------
or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise, or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building is thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant; if such taking would leave the remainder of the Building unsuitable for use as an office building in a manner comparable to the Building's use prior to such taking; in which event, this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Premises is thus taken or sold, Landlord or Tenant may terminate this Lease by giving written notice thereof to the other; in which event this Lease shall terminate as of the date when physical possession of such portion of the Premises is taken by the condemning authority. If this Lease is not so terminated as provided above upon any such taking or sale, the Base Rental payable hereunder shall be diminished in proportion to the amount of the Premises taken, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally construction the Building and the Tenant Improvements, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Building or the Premises shall belong to Landlord, and Tenant shall not be entitled to, and expressly waives all claims to, any such compensation.

     26.  Damages From Certain Causes.  Landlord shall not be liable to Tenant
          ---------------------------
for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause beyond the control of Landlord. Nor shall Landlord be liable for any damage or inconvenience, which may arise through repair or alteration of any part of the Building, the Project, or the Premises.

     27.  Events of Default/Remedies.
          --------------------------

          (a) The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to pay rental installments when due or within five (5) days after receipt of notice. (ii) Tenant shall fail to comply with any other provision of this Lease after a period of thirty (30) business days or the additional time, if any, that is reasonably necessary to promptly and diligently cure the failure, after it receives notice from Landlord setting forth in reasonable detail the nature and extent of the failure and identifying the applicable Lease provision(s); (iii) the leasehold hereunder demised shall be taken on execution or other process of law in any action against Tenant; (iv) Tenant shall fail to move into and take possession of the Premises within ninety (90) days after the Premises are ready for occupancy or shall cease to do business in or abandon any substantial portion of the Premises; (v) Tenant shall be adjudicated insolvent or bankrupt and Tenant fails to vacate or stay such adjudication within one hundred twenty (120) days after such adjudication occurs; (vi) Tenant files a petition under any section or chapter of the United States Bankruptcy code, as amended, or under any similar law or statute of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute, and Tenant fails to vacate or stay such action or petition within ninety (90) days after the date of the filing of such petition; or (vii) a receiver or trustee shall be appointed for tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant and Tenant fails to vacate or stay such appointment within ninety (90) days after the date of such appointment.

          (b) Upon the occurrence of any event or events of default by Tenant, Landlord shall have the option to pursue any one or more of the following remedies after five (5) days from the date of notice: (i) terminate this Lease by written notice to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant's right to occupy the Premises and re-enter and take possession of the Premises (without terminating this Lease); (iii) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action; and (iv) exercise all other remedies available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties.

          Subject to the foregoing, in the event Landlord elects to re-enter or take possession of the Premises after Tenant's default, Tenant hereby waives notice of such re-entry or repossession and of Landlord's intent to re-enter or take possession. Landlord may, without prejudice to any other remedy which he may have for possession or arrearages in rent, expel or remove Tenant any other persons who may be occupying said Premises or any part thereof. In addition, the provisions of Paragraph 30 hereof shall apply with respect to the period from and after the giving of notice of such election to Tenant. All Landlords' remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

          (c) Landlord shall mitigate its damage by making reasonable efforts to relet the Premises on reasonable terms. If Landlord relets for a period of time longer than the current Lease Term, then any special concessions given to the new tenant shall be allocated throughout the entire term of such reletting so as to not unduly reduce the amount of consideration received by Landlord during the remaining period of Tenant's Lease Term.

          (d) This Paragraph 27 shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. To the extent any provision of applicable law requires some action by Landlord to evidence or effect the termination of this Lease or to evidence the termination of Tenant's right of occupancy, Tenant and Landlord hereby agree that notice shall comply with such law and, in addition, shall be in writing and shall be delivered to Tenant via Certified United States Mail.

          (e) Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. In the event of such a default, Tenant shall have the right, in addition to any other remedies at law or equity, to terminate or rescind this Lease. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the mortgagees holding mortgages on the Building notice and a reasonable time to cure any default by Landlord.

     28.  Peaceful Enjoyment.  Tenant shall, and may peacefully have, hold, and
          ------------------
enjoy the Premises, subject to other terms hereof, provided that Tenant pays the rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon each of Landlord and its successors only with respect to breaches occurring during the respective periods of ownership of each of the Landlord's interest hereunder.

     29.  Consumer Price Index Adjustment.  Effective the first day following
          -------------------------------
each one-year period of the Lease Term beginning February 1, 2001, the Base Rental hereunder shall be increased over the Base Rental payable hereunder during the preceding year by an amount which equals the lesser of three percent (3%) or the percentage increase in the CPI (hereafter defined) between the most recent CPI publication prior to the commencement of the preceding one-year period and the most recent CPI publication as of the date thirty (30) days prior to such annual adjustment in Base Rental. CPI shall mean the Consumer Price index for All Urban consumers (CPI-U) for all items (Dallas/Fort Worth, Texas area) published by the Bureau of Labor Statistics, U.S., U.S. Department of Labor (1967 equals 100). If the bureau of Labor Statistic shall ever cease to compile or publish the CPI-U, then CPI shall thereafter mean such other index of prices published by the U.S. Government as most nearly approximates the CPI-U now published. All calculations made hereunder shall, if necessary, be adjusted to reflect any change in the base year used in calculating the CPI.

     30.  Holding Over.  In the event of holding over by Tenant after expiration
          ------------
or other termination of this Lease, or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Paragraph 27 (c)(ii) hereof, Tenant shall, throughout the entire holdover period, pay rent equal on a per diem basis, to one and one-half (1 1/2) times the Base Rental, as adjusted, applicable at the time of such expiration or termination. No holding over by Tenant after the expiration of the Lease Term shall be construed to extend the term of the Lease. The provision of this paragraph shall not be in place of or in lieu of, but shall be in addition to, the provisions of Paragraph 27(b).

     31.  Subordination to Mortgage.  Tenant accepts this Lease subject and
          -------------------------
subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, upon the Building or upon the Project as a whole, and to any renewals, refinancing and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may reasonably deem appropriate. Tenant agrees to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may reasonably request. The terms of this Lease are subject to approval by the Building's permanent lender(s), and such approval is a condition precedent to Landlord's obligations hereunder. Notwithstanding Tenant's obligation to subordinate and attorn under this paragraph, upon any default by Landlord under any interest, right, or encumbrance superior to this Lease, this Lease shall continue in conformance with its terms and Tenant's quiet possession of the Premises shall not be disturbed provided Tenant is not in default under Paragraph 27(a) of this Lease. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this lease have been paid, stating that, to Tenant's knowledge, Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

     32.  Attorney's Fees.  In the event either party defaults in the
          ---------------
performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the defaulting party agrees to pay the other party's reasonable attorney's fees.

     33.  No Implied Waiver.  The failure of Landlord or Tenant to insist at any
          -----------------
time upon the strict performance of any covenant or agreement of this Lease or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

     34.  Personal Liability.  The liability of Landlord to Tenant for any
          ------------------
default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Project, including rental income and proceeds from sale, and Tenant agrees to look solely to such interest in the Project for the recovery of any judgment from the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

     35.  Security Deposit.  The Security Deposit shall be held by Landlord
          ----------------
without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment or rental or a measure of Tenant's damages in case of default by Tenant. Unless otherwise provided by mandatory non-waivable law or regulation, Landlord may commingle the Security Deposit with Landlord's other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of all or any part of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant within ten (10) business days. If Landlord transfers its interest in the Premises during the term of the Lease, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

     36.  Notice.  Any notice in the Lease provided for must, unless otherwise
          ------
expressly provided herein, be in writing, and must, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United State's mail, postpaid and certified and addressed to the party to be notified, with return receipt requested. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited. Notices mailed shall be addressed to the parties at the following addresses:

          If to Landlord:                    If to Tenant:

          Oral Roberts University            Digimarc Corporation
          c/o Tower Realty Group, Inc.       2448 East 81st Street, Suite 4300
          2488 E. 81st St., Suite 188        Tulsa, OK 74137
          Tulsa, OK 74137

          or in each case to such other address as either party may from time to time designate in writing.

     37.  Severability. If any term or provision of this Lease, or the
          ------------
application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     38.  Recordation.  Tenant agrees not to record this Lease.
          -----------

     39.  Governing Law. This Lease and the rights and obligations of the
          -------------
parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Oklahoma.

     40.  Force Majeure. Whenever a period of time is herein prescribed for the
          -------------
taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.

     41.  Time of Performance.  Except as expressly otherwise herein provided,
          -------------------
with respect to all required acts of Landlord and Tenant time is of the essence of this Lease.

     42.  Transfers by Landlord.  Landlord shall have the right to transfer and
          ---------------------
assign, in whole or in part, all its rights and obligations hereunder and in the Premises, the Building, the Project, and property referred to herein. In such event and upon such transfer other than transfers for security purposes only, Landlord shall be released from any further obligations hereunder accruing after such transfer and Tenant agrees to look solely to Landlord's successor in interest then occupying Landlord's position hereunder for the performance of such obligations.

     43.  Commissions.  Landlord and Tenant hereby indemnify and hold each
          -----------
other harmless against any loss, claim, expense, or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease and due to any action of the indemnifying party.

     44.  Effect of Delivery of This Lease.  This Lease shall not be effective
          --------------------------------
until a copy or an original has been executed by both Landlord and Tenant.

     45.  Relocation.  In the event the Premises contain 5,000 square feet or
          ----------
of Net Rentable Area of the Premises, Landlord shall be entitled to cause
Tenant to relocate from the Premises to a comparable space ("Relocation Space") within the Building at any time after reasonable written notice not in excess of ninety (90) days is given to Tenant of Landlord's election. Any such relocations shall be entirely at the expense of Landlord or the third party tenant replacing Tenant in the Premises. Such a relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, "Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined.

     46.  Building Name.  Landlord reserves the right at any time and from time
          -------------
to time to change the name by which the Building is designated.

     47.  Corporate Authority.  If Tenant is a corporation, Tenant warrants
          -------------------
that it has legal authority to operate and is authorized to do business in the state of Oklahoma. Tenant and the person executing this Lease on behalf of Tenant warrant that the person or persons executing this Lease on behalf of Tenant has authority to do so and to fully obligate Tenant to all terms and provisions of this Lease. Tenant shall, upon request from Landlord, furnish Landlord with a certified copy of resolutions of Tenant's Board of Directors authorizing this Lease and granting authority to execute it to the person or persons who have executed it on Tenant's behalf.

     48.  Exhibits.  Exhibits "A", "B", "C", "D", and "Addendum" are attached
          --------
hereto and incorporated herein and made a part of this Lease for all purposes:

     49. Tenant acknowledges that prior to its entering into of this Lease the Landlord and Tower Realty Group, Inc. have disclosed to Tenant that:

          (a) Tower Realty Group, Inc. is a licensed real estate broker in Oklahoma, and,

          (b) with regard to the Building, Tower Realty Group, Inc. is the Landlord's leasing agent and property manager.

     50.  Broker. The parties hereto agree that the sole broker who negotiated
          ------
and brought about this transaction was Austin Neal of Tower Realty Group, Inc. and Landlord agrees to pay a commission therefor as per separate agreement.

     Tenant represents it neither consulted nor negotiated with any broker other that Austin Neal of Tower Realty Group, Inc. and with regard to the Leased Premises. Tenant agrees to indemnify, defend and save Landlord harmless from and against and claims for fees or commissions from anyone other than Austin Neal of Tower Realty Group, Inc., and with whom

Tenant has dealt in connection with the Leased Premises or this Lease. Tenant is not obligated to pay commission to Tower Realty Group, Inc.

     The representations and indemnities contained in this Section 50 shall survive the expiration or earlier termination of this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple counterparts as of the day and year first above written.


                                        LANDLORD
                                        --------

                                        Oral Robert University,
WITNESS:                                an Oklahoma corporation


/s/ [ILLEGIBLE]                         By /s/ [ILLEGIBLE]
---------------------                      ----------------------------
Name                                    Title  Vice President
                                              -------------------------


                                        TENANT
                                        ------

                                        Digimarc Corporation


                                        /s/ INDRANEEL PALL
                                        -------------------------------

WITNESS:                                By  INDRANEEL PALL
                                           ----------------------------

/s/ [ILLEGIBLE]                         Title  VP/GM, Paper as Portal
---------------------                        --------------------------
Name